SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is August 14, 2019.

MFS® Value Series
Initial Class & Service Class Shares

Effective December 31, 2019, the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is replaced in its entirety as follows:
Portfolio Manager(s)

Portfolio Manager	Since	Title
Katherine Cannan	December 2019	Investment Officer of MFS
Nevin Chitkara	2006	Investment Officer of MFS
Steven Gorham	2002	Investment Officer of MFS
Effective December 31, 2020, Steven Gorham will no longer be a portfolio manager of the fund.
Effective December 31, 2019, the section entitled "Portfolio Manager(s)" beneath the main heading entitled "Management of the Fund" is replaced in its entirety as follows:
Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.
Portfolio Manager	Primary Role	Five Year History
Katherine Cannan	Portfolio Manager	Employed in the investment area of MFS since 2013
Nevin Chitkara	Portfolio Manager	Employed in the investment area of MFS since 1997
Steven Gorham	Portfolio Manager	Employed in the investment area of MFS since 1992
Effective December 31, 2020, Steven Gorham will no longer be a portfolio manager of the fund.

1039569        1                          VLU-SUP-I-081419